                                                                                         EXHIBIT 10.4
                                                                                         EXECUTION COPY

                                                   $100,000,000

                                            O'SULLIVAN INDUSTRIES, INC.

                                       10.63% Senior Secured Notes due 2008

                                           REGISTRATION RIGHTS AGREEMENT

                                                                                                 September 29, 2003

CREDIT SUISSE FIRST BOSTON LLC
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

                  O'Sullivan Industries, Inc., a Delaware corporation (the "Issuer"), proposes to issue and sell to Credit Suisse First Boston LLC (the "Initial Purchaser"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $100.0 million principal amount of its 10.63% Senior Secured Notes due 2008 (the "Initial Securities") to be unconditionally guaranteed (the "Guaranties") by O'Sullivan Industries
Holdings, Inc., a Delaware corporation ("Parent") and O'Sullivan Industries - Virginia, Inc., a Virginia
corporation, and O'Sullivan Furniture Factory Outlet, Inc., a Missouri corporation, and each of the Issuer's future domestic restricted subsidiaries (together the "Subsidiary Guarantors," and together with the Parent, the
"Guarantors," and together with the Issuer, the "Company").  The Initial Securities will be issued pursuant to an
Indenture, dated as of September 29, 2003 (the "Indenture"), among the Issuer, the Guarantors named therein and
The Bank of New York (the "Trustee").  As an inducement to the Initial Purchaser, the Company agrees with the
Initial Purchaser, for the benefit of the holders of the Initial Securities (including, without limitation, the
Initial Purchaser), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "Holders"), as follows:

1        Registered Exchange Offer.  Unless not permitted by applicable law (after the Company has complied with the ultimate paragraph of this Section 1), the Company shall prepare and, on or prior to 90 days after the date on which the Initial Purchaser purchase the Initial Securities pursuant to the Purchase Agreement (the "Closing
Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the
"Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the
"Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer
Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the
Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Company issued under the
Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act
(the "Exchange Securities").  The Company shall use all commercially reasonable efforts to (i) have the Exchange
Offer Registration Statement declared effective by the Commission on or prior to 180 days after the Closing Date and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days  (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

         Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company will commence the Exchange Offer and use all commercially reasonable efforts to issue on or prior to 30 business days, or longer if required by the federal securities laws, after the date on which the Exchange Offer
Registration Statement is declared effective by the Commission, Exchange Securities in exchange for all Initial
Securities tendered prior thereto in the Exchange Offer.

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company
shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined herein) electing to exchange the Initial
Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the
Securities Act and without material restrictions under the securities laws of the several states of the United
States.

         The Company acknowledges that, pursuant to current interpretations by the Commission's staff of
Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the
"Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the
"Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if the Initial Purchaser
elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or
508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

         The Company shall use all commercially reasonable efforts to keep the Exchange Offer Registration
Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the
Securities Act for such period of time as such persons must comply with such requirements in order to resell the
Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchaser has sold all Exchange
Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

         If, upon consummation of the Registered Exchange Offer, the Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange
Securities pursuant to the Registered Exchange Offer, shall issue and deliver to the Initial Purchaser upon the written request of the Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by the Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects to the Initial Securities (the "Private Exchange Securities").  The Initial
Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the
"Securities."

         In connection with the Registered Exchange Offer, the Company shall:

(a)      mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b)      keep the Registered Exchange Offer open for not less than 30 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c)      utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of
         Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d)      permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e)      otherwise comply with all applicable laws.

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the
case may be, the Company shall:

                 (x)       instruct the Trustee to accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                 (y)       instruct the Trustee to cancel all the Initial Securities so accepted for exchange; and

                 (z)       cause the Trustee to authenticate and deliver promptly to each Holder of the Initial
         Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

         The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

         Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered
Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial
Securities, from the date of original issue of the Initial Securities.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the
Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange
Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

         Notwithstanding any other provisions hereof, the Issuer will ensure that (i) any Exchange Offer
Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder,
(ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange
Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Registered Exchange Offer is permitted by applicable federal law, the Company will seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate the Registered Exchange
Offer.  The Company will pursue the issuance of such a decision to the Commission staff level.  In connection with the foregoing, the Company will take all such other actions as may be reasonably requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation
(i) participating in telephonic conferences with the Commission, (ii) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that the Registered Exchange Offer should be permitted and (iii) diligently pursuing a resolution
(which need not be favorable) by the Commission staff.

2        Shelf Registration.  If, (i) the Company and the Guarantors are not (a) required to file the Exchange
Offer Registration Statement; or (b) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy; or (ii) any Holder of Transfer Restricted Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer; (b) that it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or (c) that it is a broker-dealer and owns Initial Securities acquired directly from the Issuer or an affiliate of the Issuer, the
Issuer shall take the following actions:

(a)      The Company will use all commercially reasonable efforts to file a registration statement (the "Shelf
         Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration
         Statement") with the Commission on or prior to 30 days after such filing obligation arises and to cause the Shelf Registration Statement to be declared effective by the Commission on or prior to 60 days after such obligation arises.  Such Shelf Registration Statement  shall be on an appropriate form under the
         Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf
         Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration");
         provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the
         Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b)      The Company shall use all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the
         Securities Act, or any successor rule thereof).  The Company shall be deemed not to have used all commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

(c)      Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the
         Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3        Registration Procedures.  In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a)      The Company shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the
         Shelf Registration Statement, the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose;
         (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange
         Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the
         "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration
         Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by the Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of
         Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential
         "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

(b)      The Company shall give written notice to the Initial Purchaser, the Holders of the Securities and any
         Participating Broker-Dealer from whom the Company has received prior written notice that it will be a
         Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v)
         hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i)      when the Registration Statement or any amendment thereto has been filed with the Commission and when the
                  Registration Statement or any post-effective amendment thereto has become effective;

(ii)     of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii)    of the issuance by the Commission of any stop order suspending the effectiveness of the Registration
                  Statement or the initiation of any proceedings for that purpose;

(iv)     of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)      of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated
                  therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c)      The Company shall make every commercially reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d)      The Company shall furnish to each Holder of Securities included within the coverage of the Shelf
         Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

(e)      The Company shall deliver to each Exchanging Dealer and the Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial
         Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

(f)      The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus
         (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request.  The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration
         Statement.

(g)      The Company shall deliver to the Initial Purchaser, any Exchanging Dealer, any Participating
         Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange
         Offer, without charge, as many copies of the final prospectus included in the Exchange Offer
         Registration Statement and any amendment or supplement thereto as such persons may reasonably request.
         The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h)      Prior to any public offering of the Securities pursuant to any Registration Statement the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the
         Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration
         Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i)      The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may reasonably request a reasonable period of time prior to sales of the Securities pursuant to such
         Registration Statement.

(j)      Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the
         Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to
         Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Initial Purchaser, the Holders of the Securities and any known
         Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the
         Initial Purchaser, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser, the Holders of the Securities and any known
         Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this
         Section 3(j).

(k)      Not later than the effective date of the applicable Registration Statement, the Company will provide a
         CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as
         the case may be, and provide the applicable trustee with printed certificates for the Initial
         Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

(l)      The Company will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and
         will make generally available to its security holders (or otherwise provide in accordance with
         Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m)      The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification.
         In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the
         Indenture.

(n)      The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration
         Statement to furnish to the Company such information regarding the Holder and the distribution of the
         Securities as the Company may from time to time reasonably require for inclusion in the Shelf
         Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(o)      If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial
         Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(p)      The Company shall use all commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4        Registration Expenses.  All expenses incident to the Company's performance of and compliance with this
Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation:

(a)      all registration and filing fees and expenses;

(b)      all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

(c)      all expenses of printing (including printing certificates for the Securities to be issued in the
         Registered Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

(d)      all fees and disbursements of counsel for the Company; and

(e)      all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance).

         The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

5        Indemnification.

(a)      The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating
         Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating
         Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties")
         from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the
         Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
         (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a
         Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating
         Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such
         Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

(b)      Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the
         Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities
         Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.  This indemnity agreement will be in addition to any liability which such
         Holder may otherwise have to the Company or any of its controlling persons.

(c)      Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)      If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause
         (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof)
         as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d)
         shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the
         Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the
         Exchange Act shall have the same rights to contribution as the Company.

(e)      The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a
         Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6        Additional Interest Under Certain Circumstances.

(a)      Additional Interest ("Additional Interest") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "Registration Default"):

(i)      the Company and the Guarantors fail to file any of the Registration Statements required by this
                                    Agreement on or prior to the date specified for such filing;

(ii)     any of the Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date");

(iii)    the Company fails to consummate the Exchange Offer within 30 business days of the Effectiveness Target
                                    Date with respect to the Exchange Offer Registration Statement; or

(iv)     the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of
                                    Transfer Restricted Securities during the periods specified herein.

         Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

                  The Company shall pay Additional Interest to each Holder, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to
         $0.05 per week per $1,000 in principal amount of Securities held by such Holder.  The amount of
         Additional Interest shall increase by an additional $0.05 per week per $1,000 principal amount of
         Securities with respect to each subsequent 90-day period until all Registration Defaults shall have been cured, up to a maximum amount of Additional Interest for all Registration Defaults of $0.25 per week per
         $1,000 in principal amount of Securities.  Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

(b)      A Registration Default referred to in Section 6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such
         Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the
         Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default under this subsection (b) occurs for a continuous period in excess of 90 days, Additional Interest shall be payable in accordance with the above paragraph beginning on the 90th day after such Registration Default occurs until such Registration Default is cured.

(c)      Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Securities.

(d)      "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the
         Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange
         Offer of an Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf
         Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to
         Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

7        Rules 144 and 144A.  The Company shall use all commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to
Rules 144 and 144A.  The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A
(including the requirements of Rule 144A(d)(4)).  The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchaser upon request.
Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.  Notwithstanding the foregoing, nothing in this
Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

8        Miscellaneous.

(a)      Remedies.  The Company and the Guarantors acknowledge and agree that any failure by the Company and the
         Guarantors to comply with their respective obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' respective obligations under
         Sections 1 and 2 hereof.  The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)      No Inconsistent Agreements.  The Company and the Guarantors will not on or after the date of this
         Agreement enter into any agreement with respect to their securities that conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

(c)      Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the Guarantors and the written consent of the Holders of a majority in principal amount of the
         Securities affected by such amendment, modification, supplement, waiver or consents.

(d)      Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1)      if to a Holder of the Securities, at the most current address given by such Holder to the Company.

(2)      if to the Initial Purchaser:

                                            Credit Suisse First Boston LLC
                                            Eleven Madison Avenue
                                            New York, New York 10010-3629
                                            Attention:  Transactions Advisory Group
                                            Fax No.: (212) 325-8278
                 with a copy to:

                                            Latham & Watkins LLP
                                            885 Third Avenue, Suite 1000
                                            New York, New York 10022
                                            Attention: Kirk Davenport, Esq.
                                            Fax No.: (212) 751-4864

(3)      if to the Company or any Guarantor:

                                            O'Sullivan Industries, Inc.
                                            1900 Gulf Road
                                            Lamar, Missouri 64759
                                            Attention: Chief Financial Officer
                                            Fax No.: (417) 682-8120

                 with a copy to:

                                            Kirkland & Ellis LLP
                                            Citigroup Center
                                            153 East 53rd Street
                                            New York, New York 10022-4675
                                            Attention: Joshua Korff, Esq.
                                            Fax No.: (212) 446-6460

                  All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(e)      Third Party Beneficiaries.  The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

(f)      Successors and Assigns.  This Agreement shall be binding upon the Company, the Guarantors and their respective successors and assigns.

(g)      Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)      Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)      Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
         STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(j)      Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k)      Securities Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                                      [Remainder of Page Intentionally Blank]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser, the Issuer and the Guarantors in accordance with its terms.

                                                     Very truly yours,

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By: ______________________________________
                                                          Name:
                                                          Title:

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                     By:   _____________________________________
                                                          Name:
                                                          Title:

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By: ______________________________________
                                                          Name:
                                                          Title:

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:   _____________________________________
                                                          Name:
                                                          Title:

The foregoing Registration Rights Agreement
is hereby confirmed and accepted as of the
date first above written.

Credit Suisse First Boston LLC

By:   _____________________________________
     Name:
     Title:

                                                                                                            ANNEX A

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.
The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.  This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of
Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities.  The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale.  See "Plan of Distribution."

                                                                                                            ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial
Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  See "Plan of Distribution."

                                                                                                            ANNEX C

                                               PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.
This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial
Securities were acquired as a result of market-making activities or other trading activities.  The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition,
until                   , 200__,  all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers.
Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange
Securities.  Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange
Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.  The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal.  The Company has agreed to pay all expenses incident to the Exchange
Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                                                            ANNEX D

[    ]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10
COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                  Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities.  If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the
Securities Act.

--------
(1) In addition,  the legend  required by Item 502(e) of  Regulation S-K  will appear on the back cover page of the
Exchange Offer prospectus.